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                                EXHIBIT 10.18A
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                              FIRST AMENDMENT TO
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                     AMENDED AND RESTATED CREDIT AGREEMENT
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     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the
"Amendment"), dated as of September 1, 1998, is entered into between MELLON
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BANK, N.A. a national association ("Bank"), and SUBURBAN WATER SYSTEMBS, a
                                    ----
California corporation ("Borrower").
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                                    RECITAL
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     A.  Borrower and Bank have previously entered into that certain Amended and
Restated Credit Agreement dated as of December 23, 1997 (the "Credit
                                                              ------
Agreement"), pursuant to which Bank has made certain loans and financial
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accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

     B. Borrower and Bank wish to (i) extend the "Maturity Date" as set forth in the Credit Agreement from July 1, 1999 to July 3, 2000 and (ii) add provisions to the Credit Agreement relating to Borrower's operations with respect to the Year 2000.

     C. Bank is willing to amend the Credit Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Bank's rights or remedies as set forth in the Credit Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Amendments to Credit Agreement.
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          (a)  The definition of "Maturity Date" as set forth in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:


               "`Maturity Date': July 3, 2000."
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          (b)  Exhibit A to the Credit Agreement, the form of "Revolving Note",
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     is hereby replaced in its entirety with Exhibit A attached hereto and any
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     and all references to the "Revolving Note" in the Credit Agreement shall be a reference to the Revolving Note as amended hereby.

          (c) The following is hereby added to the Credit Agreement as Section 6.01(i):

               "(i)  Year 2000 Compliance.  Perform all acts reasonably
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               necessary to ensure that (a) Borrower and any business in which
               Borrower holds a
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               substantial interest, and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used herein, `Year 2000 Compliant'
                                                         --------------------
               shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms hereof as Bank may from time to time require."

     2.  Effectiveness of this Amendment.  Bank must have received the following
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items, in form and content acceptable to Bank, before this Amendment is effective and before Bank is required to extend any credit to Borrower as provided for by this Amendment.

          (a) Amendment. This Amendment fully executed in a sufficient number of
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     counterparts for distribution to Bank and Borrower.

          (b) Authorizations.  Evidence that the execution, delivery and
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     performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

          (c) Representations and Warranties.  The representations and
              ------------------------------
     warranties set forth in the Credit Agreement must be true and correct.

          (d) Second Amended and Restated Line of Credit Note.  The Second
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     Amended and Restated Line of Credit Note substantially in the form of
     Exhibit A, attached hereto, with any appropriate insertions and duly
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     executed by Borrower.

          (e) Other Required Documentation.  All other documents and legal
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     matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Bank.

     3.  Representations and Warranties.  The Borrower represents and warrants
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as follows:

          (a) Authority.  The Borrower has the requisite corporate power and
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     authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and the performance by Borrower of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of Borrower

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     and no other corporate proceedings on the part of Borrower are necessary to consummate such transactions.

          (b) Enforceability.  This Amendment has been duly executed and
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     delivered by the Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties.  The representations and
              ------------------------------
     warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d) No Default.  No event has occurred and is continuing that
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     constitutes an Event of Default.

     4.  Choice of Law.  The validity of this Amendment, its construction,
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interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     5.  Counterparts.  This Amendment may be executed in any number of
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counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

     6.  Due Execution.  The execution, delivery and performance of this
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Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

     7.  Reference to and Effect on the Loan Documents.
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          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Bank.

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          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

     8.  Ratification.  Borrower hereby restates, ratifies and reaffirms each
         ------------
and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     9.  Estoppel.  To induce Bank to enter into this Amendment and to continue
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to make advances to Borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Bank with respect to the Obligations.

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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                              "BORROWER"

                              SUBURBAN WATER SYSTEMS,

                              a California corporation

                              By: /s/ DANIEL N. EVANS
                                  -------------------
                              Name:   Daniel N. Evans
                              Title:  Vice President-Finance
                                      Chief Financial Officer

                              By: /s/ PETER J. MOERBEEK
                                 -----------------------
                              Name:   Peter J. Moerbeek
                              Title:  Secretary

                              "BANK"

                              MELLON BANK, N.A.,
                              A National Association

                              By: /s/ KEVIN D. KELLY
                                  ------------------
                              Name:   Kevin D. Kelly
                              Title:  Vice President

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